March 14, 2014

Safe Harbor Statement T his presentation contains what the Company believes are forward - looking statements related to future financial results and business operations for Cooper Tire & Rubber Company. Actual results may differ materially from current management forecasts and projections as a result of factors over which the Company may have limited or no control. Information on certain of these risk factors and additional information on forward - looking statements are included in the Company’s reports on file with the Securities and Exchange Commission and set forth at the end of this presentation. 2

Available Information You can find Cooper Tire on the web at coopertire.com. Our company webcasts earnings calls and presentations from certain events that we participate in or host on the investor relations portion of our website (http://coopertire.com/investors.aspx). In addition, we also make available a variety of other information for investors on the site. Our goal is to maintain the investor relations portion of the website as a portal through which investors can easily find or navigate to pertinent information about Cooper Tire, including: • our annual report on Form 10 - K, quarterly reports on Form 10 - Q, current reports on Form 8 - K, and any amendments to those reports, as soon as reasonably practicable after we electronically file that material or furnish it to the Securities and Exchange Commission (“SEC”); • information on our business strategies, financial results and selected key performance indicators; • announcements of our participation at investor conferences and other events; • press releases on quarterly earnings, product and service announcements and legal developments; • corporate governance information; and • other news and announcements that we may post from time to time that investors may find relevant. The content of our website is not intended to be incorporated by reference into this presentation or in any report or document we file with or furnish to the SEC, and any references to our website are intended to be inactive textual references only. 3

Three Months Ended December 31, 2013 Financial Performance Highlights 4 Amounts are unaudited and may not add due to rounding. (millions USD, except EPS) Net Sales by Segment Q4 2013 Q4 2012 Change from Prior Year North America Tire $ 628 $ 811 - 22.6% International Tire 283 342 - 17.2% Eliminations (50) (90) - 44.7% Total Company $ 861 $ 1,062 - 19.0% Operating Profit by Segment OP % OP % North America Tire $ 35 5.5% $ 103 12.7% $ (68) International Tire 22 7.7% 32 9.4% (11) Eliminations 0 1 (1) Corporate (10) (13) 2 Total Company $ 47 5.5% $ 124 11.7% $ (77) Earnings Per Share (diluted) from continuing operations attributable to common stockholders $ 0.31 $ 1.15 $ (0.84) Cash and Cash Equivalents $ 398 $ 352 $ 46

Year Ended December 31, 2013 Financial Performance Highlights 5 Amounts may not add due to rounding. (millions USD, except EPS) Net Sales by Segment Year Ended December 31, 2013 Year Ended December 31, 2012 Change from Prior Year North America Tire $ 2,487 $ 3,096 - 19.7% International Tire 1,242 1,576 - 21.2% Eliminations (289) (471) - 38.6% Total Company $ 3,439 $ 4,201 - 18.1% Operating Profit by Segment OP % OP % North America Tire $ 204 8.2% $ 296 9.6% $ (92) International Tire 84 6.8% 144 9.1% (60) Eliminations 3 (6) 9 Corporate (51) (37) (14) Total Company $ 241 7.0% $ 397 9.4% $ (156) Earnings Per Share (diluted) from continuing operations attributable to common stockholders $ 1.73 $ 3.49 $ (1.76) Cash and Cash Equivalents $ 398 $ 352 $ 46

U.S. Shipment Comparison 6 Data source: The Rubber Manufacturers Association and Cooper Tire Percentage Change in United States Shipments Q4 2013 vs. Q4 2012 YTD December 2013 vs. YTD December 2012 Total Industry RMA Members Cooper Total Industry RMA Members Cooper Passenger 1.9% 1.6% - 10.6% 4.4% - 1.7% - 13.4% Light Truck 2.9% 6.3% - 7.1% 1.3% - 0.2% - 11.9% Total Light Vehicle 2.1% 2.2% - 9.9% 4.0% - 1.5% - 13.1% Medium Truck - 1.3% - 0.2% - 86.8% - 1.0% 2.0% - 49.4%

7 CTB Raw Material Price Index North America 0 50 100 150 200 250 300 Q4 2013 = 208 Q1 2014 is an estimate

31 14 124 47 68 36 10 8 - 100 200 ($millions) ($millions) Operating Profit Walk Total Company Q4 2012 to Q4 2013 Amounts may not add due to rounding . 8 Total Company operating profit includes $9 million of SG&A costs resulting from the terminated merger agreement with Apollo Tyres and $27 million of costs related to the negative impacts of labor actions taken at CCT. The CCT labor - related costs are comprised of $25 million in lower volumes across both segments and $2 million in manufacturing inefficiencies in the International segment.

12 103 35 47 13 9 8 3 - 100 200 ($millions) ($millions) Operating Profit Walk North America Q4 2012 to Q4 2013 Amounts may not add due to rounding . 9 North America operating profit includes $13 million in lower volumes related to the negative impacts of labor actions taken at CCT.

Operating Profit Walk International Q4 2012 to Q4 2013 Amounts may not add due to rounding. 10 22 1 3 32 22 22 14 - 100 ($millions) ($millions) International operating profit includes $14 million of costs related to the negative impacts of labor actions taken at CCT. The CCT labor - related costs are comprised of $12 million in lower volumes and $2 million in manufacturing inefficiencies.

277 15 397 241 268 81 74 11 14 - 100 200 300 400 500 600 700 800 ($millions) ($millions) Operating Profit Walk Total Company Full Year 2012 to 2013 Amounts may not add due to rounding . 11 Total Company operating profit includes $18 million of SG&A costs resulting from the terminated merger agreement with Apollo Tyres and $56 million of costs related to the negative impacts of labor actions taken at CCT. The CCT labor - related costs are comprised of $47 million in lower volumes across both segments and $9 million in manufacturing inefficiencies in the International segment.

176 15 296 204 161 76 19 7 6 14 - 100 200 300 400 500 600 ($millions) ($millions) Operating Profit Walk North America Full Year 2012 to 2013 Amounts may not add due to rounding . 12 North America operating profit includes $19 million in lower volumes related to the negative impacts of labor actions taken at CCT.

128 4 144 84 140 36 11 5 - 100 200 300 ($millions) ($millions) Operating Profit Walk International Full Year 2012 to 2013 Amounts may not add due to rounding. 13 International operating profit includes $36 million of costs related to the negative impacts of labor actions taken at CCT. The CCT labor - related costs are comprised of $27 million in lower volumes and $9 million in manufacturing inefficiencies.

Risks It is possible that actual results may differ materially from projections or expectations due to a variety of factors, includ ing but not limited to: • volatility in raw material and energy prices, including those of rubber, steel, petroleum based products and natural gas and the unavail abi lity of such raw materials or energy sources; • the failure of the Company’s suppliers to timely deliver products in accordance with contract specifications; • changes in economic and business conditions in the world; • failure to implement information technologies or related systems, including failure by the Company to successfully implement an ERP s yst em; • increased competitive activity including actions by larger competitors or lower - cost producers; • the failure to achieve expected sales levels; • changes in the Company’s customer relationships, including loss of particular business for competitive or other reasons; • the ultimate outcome of litigation brought against the Company, including stockholders lawsuits relating to the Apollo merger as wel l as products liability claims, in each case which could result in commitment of significant resources and time to defend and possible material damages against the Company; • changes to tariffs or the imposition of new tariffs or trade restrictions; • changes in pension expense and/or funding resulting from investment performance of the Company’s pension plan assets and changes in d isc ount rate, salary increase rate, and expected return on plan assets assumptions, or changes to related accounting regulations; • government regulatory and legislative initiatives including environmental and healthcare matters; • volatility in the capital and financial markets or changes to the credit markets and/or access to those markets; • changes in interest or foreign exchange rates; • an adverse change in the Company’s credit ratings, which could increase borrowing costs and/or hamper access to the credit marke ts; • the risks associated with doing business outside of the United States; • the failure to develop technologies, processes or products needed to support consumer demand; • technology advancements; the inability to recover the costs to develop and test new products or processes; • the impact of labor problems, including labor disruptions at the Company, its joint ventures, including CCT, or at one or more of it s large customers or suppliers; • failure to attract or retain key personnel; • consolidation among the Company’s competitors or customers; • inaccurate assumptions used in developing the Company’s strategic plan or operating plans or the inability or failure to successfully im ple ment such plans; • failure to successfully integrate acquisitions into operations or their related financings may impact liquidity and capital resources ; • the ability to sustain operations at CCT, including obtaining financial and other operational data of CCT; • changes in the Company’s relationship with its joint - venture partners, or changes in the ownership structure of its joint ventures, incl uding changes resulting from the previously announced agreement between the Company and the CCT joint - venture partner; • the inability to obtain and maintain price increases to offset higher production or material costs; • inability to adequately protect the Company’s intellectual property rights; • inability to use deferred tax assets; and • the ultimate outcome of legal actions brought by the Company against wholly - owned subsidiaries of Apollo Tyres Ltd. 14